EXHIBIT 10.11

                       SECOND AMENDMENT TO LOAN AGREEMENT

      This Second Amendment to Loan Agreement (the "Amendment") is made as of September 26, 1997 by and among Phoenix Gold International, Inc. ("Borrower") and United States National Bank of Oregon ("Bank").

      Borrower and Bank are parties to an agreement entitled Loan Agreement dated as of February 4, 1997 ("the Loan Agreement") which has been previously amended. Borrower and Bank now wish to modify certain terms and provisions of the Loan Agreement.

      For valuable consideration, Borrower and Bank agree as follows:

     1. DEFINITIONS. Except as otherwise provided in this Amendment, terms which are capitalized in this Amendment and defined in the Loan Agreement shall have the meaning provided in Loan Agreement.

     2. FINANCIAL COVENANTS. Section 8 of the Loan Agreement is replaced in its entirety with the following:

           "(a) Current Ratio. Borrower shall maintain as of each month-end set forth below, a Current Ratio of at least the following:

           Month End                            Current Ratio
           ---------                            -------------

           September 1997                              2.10:1
           October 1997                                2.10:1
           November 1997                               2.10:1
           December 1997                               2.10:1

           (b) Minimum Tangible Net Worth. Borrower shall maintain as of each month-end set forth below Tangible Net Worth of at least the following:

           Month End                            Tangible Net Worth
           ---------                            ------------------

           September 1997                              $10,825,000
           October 1997                                $10,825,000
           November 1997                               $10,825,000
           December 1997                               $10,825,000



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           (c)  Maximum  Inventory.  Borrower  shall  maintain  inventory, valued at the lower of cost or market, not to exceed the following amounts during the following time periods:

           Month End                            Maximum Inventory
           ---------                            -----------------

           September 1997                             $7,800,000
           October 1997                               $7,800,000
           November 1997                              $7,800,000
           December 1997                              $7,800,000

           (d) Debt Service Coverage Ratio. Borrower shall maintain as of each fiscal quarter year-end set forth below a minimum Debt Service Coverage Ratio commencing October 1, 1996, measured quarterly on a cumulative basis through the fiscal quarter ending September 1997 and thereafter on a rolling four-quarter basis, of at least the ratios set forth below:

           Quarter-Ending            Debt Service Coverage Ratio
           --------------            ---------------------------

           September 1997                       1.25:1
           December 1997                        1.25:1

     3. WHOLE AGREEMENT. This Amendment and the other Loan Documents (each as it may have been or is amended in writing) represent the complete and final understanding of the parties with respect to the matters addressed in those documents.

      4. WAIVER. Borrower waives and discharges any and all defenses, claims, counterclaims and offsets which Borrower may have against Bank and which have arisen or accrued through the date of this Amendment. Borrower acknowledges that Bank and Bank's employees, agents and attorneys have made no representations or promises to Borrower except as specifically reflected in this Amendment and in the written agreements which have been previously executed.

     5. GENERAL PROVISIONS. To induce Bank to accept this Amendment, Borrower makes the following representations, warranties and covenants:

           (a) Each and every recital, representation and warranty contained in this Amendment, the Loan Agreement and the other Loan Documents is correct as of the date of this Amendment.


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           (b) No Event of Default  or event  which with the giving of notice of the passage of time (or both) would constitute an Event of Default has occurred under the Loan Agreement or the other Loan Documents.

           (c) To induce Bank to enter into this Amendment, Borrower will pay all expenses, including reasonable attorney fees, that Bank incurs in connection with the preparation of this Amendment and any related documents.

     6. EFFECT OF AMENDMENT. Except as specifically provided above, the Agreement and the other Loan Documents remain fully valid, binding, and enforceable according to their terms.

     7. DISCLOSURE.  BY OREGON STATUTE (ORS 41.580), THE FOLLOWING DISCLOSURE IS
REQUIRED:

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.


UNITED STATES NATIONAL             PHOENIX GOLD INTERNATIONAL, INC.
BANK OF OREGON

BY:   /s/ Daniel A. Rice           BY:  /s/ Joseph K. O'Brien
------------------------           --------------------------

TITLE: Vice President              TITLE:   CFO
-----------------------            --------------------------


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